UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 1, 2005

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(818) 871-1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers	1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective as of July 1, 2005, the Board of Directors of Ixia (the “Company”) appointed Jonathan Fram and Gail Hamilton as additional members of the Company’s Board of Directors. In connection with the appointment of Mr. Fram and Ms. Hamilton, the Board of Directors increased the authorized number of directors of the Company to six.

     There were no arrangements or understandings between either Mr. Fram or Ms. Hamilton and any other persons pursuant to which either individual was selected as a director of the Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: July 7, 2005	By:	/s/ Thomas B. Miller
Thomas B. Miller
Chief Financial Officer

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